                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 18, 2002


                         CONNECTICUT WATER SERVICE, INC.
             (Exact name of Registrant as specified in its charter)


   CONNECTICUT                       0-8084                       06-0739839
(State or other               (Commission File Number)           (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                   Number)


93 West Main Street, Clinton, Connecticut                06413-0562
     (Address of principal executive offices)            (Zip Code)
Registrant's telephone number, including area code:      (860) 669-8630

                                       N/A

              ----------------------------------------------------
          (Former name or former address, if changed since last report)



                           This is Page 1 of 6 pages.

                         The Exhibit Index is on Page 5.
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Item 4.  Changes in Registrant's Certifying Accountant

         Previous Independent Accountants

         On June 18, 2002 Connecticut Water Service, Inc. (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants. The decision to dismiss Arthur Andersen was made by the Company's Board of Directors, based upon a recommendation of its Audit Committee.

         Arthur Andersen's reports on the Company's consolidated financial statements for each of the Company's fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended December 31, 2001 and December 31, 2000 and through June 18, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there we no reportable events as defined in Item 304(a)(1)(v) of the Regulation S-K.

         The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated June 19, 2002, stating its agreement with such statements.

         New Independent Accountants

         Effective June 18, 2002, the Company retained PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ended December 31, 2002. During the fiscal years ended December 31, 2001 and December 31, 2000 and through June 18, 2002, the Company did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


                                       2
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Item 7.           Financial Statements and Exhibits

         (c)      Exhibits.

                           Exhibit No.   Exhibit
                           -----------   -------
                              16         Letter from Arthur Andersen LLP to the
                                         Securities and Exchange Commission dated
                                          June 19, 2002.


                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONNECTICUT WATER SERVICE, INC.
                                           a Connecticut corporation

Date: June 19, 2002                      By:  /s/  David C. Benoit
                                             ---------------------
                                         Name: David C. Benoit
                                         Title: Vice President - Finance

                                  EXHIBIT INDEX

Exhibit No.   Description                                    Page No.
-----------   -----------                                    --------
16            Letter from Arthur Andersen LLP to SEC dated   6
              June 19, 2002


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